Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories

8. Inventories

Inventories consist of the following:

As of December 31 (in thousands)	2014 EUR	2013 EUR

Raw materials	456,685	438,853
Work-in-process	1,477,041	1,549,119
Finished products	927,493	666,648

Inventories, gross	2,861,219	2,654,620
Allowance for obsolescence and/or lower market value	(311,382)	(261,598)

Inventories, net	2,549,837	2,393,022

The increase in finished products in 2014 compared to 2013 is mainly caused by a change in products towards more high-end system types (NXT:1965Ci and NXT:1970Ci) and the build up of spare parts to service our NXE:3100 and NXE:3300B systems.

A summary of activity in the allowance for obsolescence and/or lower market value is as follows:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR

Balance at beginning of year	(261,598)	(267,366)
Addition for the year	(162,821)	(164,852)
Effect of changes in exchange rates	(8,848)	2,532
Utilization of the provision	121,885	168,088

Balance at end of year	(311,382)	(261,598)

In 2014, the addition for the year is recorded in cost of sales EUR 146.3 million and in R&D costs EUR 16.5 million (2013: cost of sales EUR 155.4 million and R&D costs EUR 9.5 million, 2012: cost of sales EUR 125.2 million and R&D costs EUR 5.7 million). The 2014 addition for the year mainly related to inventory items which ceased to be used due to technological developments and design changes which resulted in obsolescence of certain parts.

Utilization of the provision mainly relates to the sale and scrapping of obsolete inventories. In 2014, 2013 and 2012, ASML made insignificant profit on the sale of inventories that had been previously written down.